UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 29, 2011

OCULUS INNOVATIVE SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1129 N. McDowell Blvd, Petaluma, California	94954
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (707) 782-0792

Not applicable.
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreements.

On June 29, 2011, we entered into a Loan and Security Agreement and a Supplement to the Loan and Security Agreement with Venture Lending & Leasing VI, Inc. to borrow up to an aggregate of $2,500,000 (collectively, the “Agreements”).  The Agreements provide for a first tranche of $1,500,000 and, upon meeting certain milestones, we may borrow an additional $1,000,000.  The loan is secured by the assets of our company.  On July 1, 2011, we borrowed $1,500,000 on the first tranche.  The cash interest or “streaming” rate on the loan is 10%.  For the first nine months, we make monthly interest-only payments set at $12,500.  Thereafter, we will make principal and interest payments of $56,250 per month for thirty months.  Additionally, we will make a final balloon payment of $116,505 on September 29, 2014, resulting in an effective interest rate of 13%.

If we become eligible to draw the second tranche, and we determine to borrow additional funds pursuant to the second tranche, we will make interest-only payments for nine months following the commencement of the second tranche.  Following the interest-only period, the second tranche will be amortized over thirty months, with a final payment due equal to 7.767% of the amount funded.

In connection with the Agreements, we issued a warrant to Venture Lending & Leasing VI, LLC for the purchase of 226,325 shares of our common stock at a purchase price per share equal to $1.657.  If we become eligible to draw the second tranche of the loan, we will be obliged to issue a second warrant with coverage equal to $62,500 for the purchase of additional shares of our common stock at a strike price equal to the 10-day volume-weighted average price (“VWAP”) ending on the trading day prior to the date we satisfy the second tranche milestone.  If we draw on the second tranche, we will be obliged to issue a third warrant with coverage equal to $62,500 for the purchase of additional shares of our common stock at a strike price equal to the 10-day VWAP ending on the trading day prior to the borrowing date of the loan funded on the second tranche (collectively, the “Warrants”). The Warrants have a cashless exercise feature.  The Warrants expire on November 30, 2018.

The Warrants may be put back to us for $937,500 cash, which will increase to $1,093,750 if we become eligible to draw the second tranche of the loan, and which will increase to $1,250,000 if we draw the additional $1,000,000 on the second tranche.  The put feature is available to the holder for 60 days after the first of the following to occur: (i) a change in control of our company, (ii) the closing of at least $20,000,000 of additional equity financing, or (iii) July 31, 2015.

With respect to the issuance of our Warrants as described in the Agreements above, we relied on the Section 4(2) exemption from securities registration under the federal securities laws for transactions not involving a public offering.  No advertising or general solicitation was employed in the offering of the Warrants.  The Warrants were issued to accredited investors.  The Warrants were offered for investment purposes only and not for the purpose of resale or distribution and the transfer thereof was appropriately restricted by us.

Amendment No. 1 to Loan and Security Agreement and a Supplement to the Loan and Security Agreement between Oculus Innovative Sciences, Inc. and Venture Lending & Leasing V., Inc., dated June 29, 2011

On June 29, 2011, we entered into an amendment (the “Amendment”) with Venture Lending & Leasing V, Inc. (“VLL5”) to amend the Loan and Security Agreement and a Supplement to the Loan and Security Agreement, both dated May 1, 2010 (together, the “VLL5 Loan Agreement”). Pursuant to the Amendment, we modified the VLL5 Loan Agreement to allow us to enter into the proposed Agreements with Venture Lending & Leasing VI, Inc. We agreed that Section 6.1 of the VLL5 Loan Agreement should be amended such that the liens securing our indebtedness outstanding under the Agreements shall be “Permitted Liens” for the purposes of the VLL5 Loan Agreement and the other loan documents. In addition, we agreed to amend and restate in its entirety the definition of the term “collateral” in Article 10 of the VLL5 Loan Agreement.

All provisions of the VLL5 Loan Agreement and other loan documents, except as modified by the Amendment, shall remain in full force and effect. The Amendment shall not operate as a waiver of any condition or obligation imposed on us under the VLL5 Loan Agreement and other loan documents.

The above descriptions of the Agreements, the Warrants, and the Amendment do not purport to be complete and each is qualified in its entirety by reference to the full text of those documents, which are filed as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively to this Current Report on Form 8-K and incorporated herein by reference.

This report contains forward-looking statements that involve risks and uncertainties. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-K and other reports we file with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

10.1	Loan and Security Agreement between Oculus Innovative Sciences, Inc. and Venture Lending & Leasing VI, Inc., dated June 29, 2011
10.2	Supplement to the Loan and Security Agreement between Oculus Innovative Sciences, Inc. and Venture Lending & Leasing VI, Inc., dated June 29, 2011
10.3	Warrant to Purchase Common Stock of Oculus Innovative Sciences, Inc. issued to Venture Lending & Leasing VI, LLC, dated June 29, 2011
10.4	Amendment No. 1 to Loan and Security Agreement and a Supplement to the Loan and Security Agreement between Oculus Innovative Sciences, Inc. and Venture Lending & Leasing V, Inc., dated June 29, 2011
10.5	Intellectual Property Security Agreement between Oculus Innovative Sciences, Inc. and Venture Lending & Leasing VI, Inc., dated June 29, 2011
10.6	Intellectual Property Security Agreement between Oculus Innovative Sciences, Inc. and Venture Lending & Leasing V, Inc., dated June 29, 2011
10.7
Loan and Security Agreement between Oculus Innovative Sciences, Inc. and Venture Lending & Leasing V, Inc., dated May 1, 2010 (included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 6, 2010, and incorporated herein by reference).

10.8
Supplement to the Loan and Security Agreement between Oculus Innovative Sciences, Inc., and Venture Lending & Leasing V, Inc., dated May 1, 2010 (included as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on May 6, 2010, and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oculus Innovative Sciences, Inc.
(Registrant)

Date: July 6, 2011	By:	/s/ Robert Miller
(Signature)

Name: Robert Miller
Title: Chief Financial Officer